                                 AMENDMENT NO. 8

                  AMENDMENT NO. 8 effective as of August 22, 1996 between UNITED RETAIL GROUP, INC. (the "Company"); each of the Subsidiaries of the Company identified under the caption "SUBSIDIARY GUARANTORS" on the signature pages hereto (individually, a "Subsidiary Guarantor" and, collectively, the "Subsidiary Guarantors" and, together with the Company, the "Obligors"); and THE CHASE MANHATTAN BANK (successor in interest of The Chase Manhattan Bank, N.A.) ("Chase").

                  The Company, the Subsidiary Guarantors and Chase are parties to a Letter of Credit Agreement dated as of February 24, 1992 (as heretofore amended, the "Letter of Credit Agreement"), providing, subject to the terms and conditions thereof, for letters of credit to be issued by Chase to the Company in an aggregate face amount not exceeding $25,000,000.

                  The Company has requested Chase to consent to certain amendments to the Letter of Credit Agreement, all on the terms and conditions set forth herein and, accordingly, the parties hereto agree as follows:

                  Section 1. Definitions. Terms defined in the Letter of Credit Agreement are used herein as defined therein unless amended hereby.

                  Section 2. Amendments. Subject to the satisfaction of the conditions precedent specified in Section 4 below, but effective as of the date hereof unless otherwise indicated herein, the Letter of Credit Agreement is hereby amended as follows:

                  A. Definitions. Section 1.01 of the Letter of Credit Agreement is amended by deleting the definition of "Fixed Charges
Ratio" and by substituting therefor:

                  ""Fixed Charges Ratio shall mean, for any period of determination thereof, (a) Cash Flow for the period of four consecutive fiscal quarters then ended plus the aggregate amount of payments by the Company and its Subsidiaries made in respect of Operating Lease Obligations during such period to (b) Fixed Charges for such period; provided however, that, up to and including the fiscal month ending January 4, 1997, Fixed Charges

                  Amendment No. 8 to Letter of Credit Agreement

Ratio shall mean, for any period of determination thereof, (a) Cash Flow for the period of 12 consecutive fiscal months then ended, if the determination date is the end of a fiscal month or, if otherwise, as at the end of the preceding fiscal month for the period of 12 consecutive fiscal months then ended; plus the aggregate amount of payments by the Company and its Subsidiaries made in respect of Operating Lease Obligations during such period to (b) Fixed Charges for such period.

                  B. Prohibition of Fundamental Changes. Section 9.05 of the Letter of Credit Agreement is hereby amended by deleting subsection (d) thereof and substituting the following therefor:

                           "(d) Notwithstanding clauses (a) and (b) above, the Company and its Subsidiaries may enter into any merger, consolidation or amalgamation, or acquire the business or assets of, or capital stock or other ownership interests of, any Person, so long as (i) the Company has delivered audited financial statements pursuant to Section 9.01(b) hereof for the fiscal year ending February 1, 1997; (ii) at the time of any such transaction, and after giving effect thereto, no Default shall have occurred and be continuing hereunder and (iii) the amount of assets acquired by the Company and its Subsidiaries pursuant to any such transactions or related series of transactions (together with all other Restricted Transactions, but excluding any transactions constituting Capital Expenditures permitted under Section 9.13 hereof) shall not exceed $5,000,000."

                  C. Indebtedness. Section 9.07 of the Letter of Credit Agreement is hereby amended by deleting subsection (c) thereof and substituting the following therefor:

                  "(c) Indebtedness to the Company; provided that such indebtedness is evidenced by a note (an "Intercompany Note") substantially in the form of Exhibit A hereto containing the terms of such Indebtedness (including, without limitation, the interest rate or rates from time to time applicable to such Indebtedness, the final maturity date for such Indebtedness, the amortization schedule, if any, therefor,


                  Amendment No. 8 to Letter of Credit Agreement and any covenants and events of default applicable thereto);"

                  D. Investments. Section 9.08 of the Letter of Credit Agreement is hereby amended by deleting subsection (g) thereof and substitututing the following therefor:

                  "(g) additional Investments after February 3, 1996, so long as
         (i) at the time of any such Investment, and after giving effect thereto, no Default shall have occurred and be continuing hereunder;
         (ii) the aggregate amount of Investments made by the Company and its Subsidiaries pursuant to all such transactions (together with all other Restricted Transactions) after February 3, 1996 shall not exceed $5,000,000; and (iii) the Company shall have delivered audited financial statements pursuant to Section 9.01(b) hereof for the fiscal year ending February 1, 1997."

                  E. Restricted Payments. Section 9.09 of the Letter of Credit Agreement is hereby amended by deleting said section thereof and substituting the following therefor:

                  "9.09 Restricted Payments. The Company will not, nor will it permit any of its Subsidiaries to make any Restricted Payment at any time; provided however, that the Company may make Restricted Payments so long as on the date of such Restricted Payment and after giving effect thereto (i) the Company shall have delivered audited financial statements pursuant to Section 9.01(b) hereof for the fiscal year ending February 1, 1997; (ii) no Default shall have occurred and be continuing; and (iii) the aggregate amount of all Restricted Payments (together with all other Restricted Transactions) after February 3, 1996 shall not exceed $5,000,000."

                  F. Tangible Net Worth. Section 9.11 of the Letter of Credit Agreement is hereby amended by deleting said section thereof and substituting the following therefor:


                  Amendment No. 8 to Letter of Credit Agreement

                  "9.11 Tangible Net Worth. The Company will not permit Tangible Net Worth on any date (each such date a 'Determination Date') to be less than $70,000,000 plus for each complete fiscal year ending after February 3, 1996 and on or before such Determination Date for which Net Income shall be positive, an amount equal to 50% of such Net Income."

                  G. Fixed Charge Coverage Ratio. Section 9.12 of the Letter of Credit Agreement is hereby amended by deleting said section thereof and substituting the following therefor:

                  "9.12 Fixed Charges Ratio. The Company will not permit the Fixed Charges Ratio on any date (i) up to and including the fiscal month ending January 4, 1997, to be less than .9 to 1 and (ii) thereafter, to be less than 1.0 to 1."

                  H. Capital Expenditures. Section 9.13 of the Letter of Credit Agreement is hereby amended (i) by deleting subsection
(a) thereof and substituting the following therefor:

                  "(a) Capital Expenditures of the Company and its Subsidiaries
         (i) in the fiscal year ending February 1, 1997, in an aggregate amount not exceeding $6,500,000 and (ii) thereafter, in an aggregate amount not exceeding $10,000,000 in any other fiscal year; provided that the Company has delivered audited financial statements pursuant to Section 9.01(b) hereof for the fiscal year ending February 1, 1997;"

and (ii) by deleting subsection (c) thereof and substituting the following therefor:

                  "(c) additional Capital Expenditures made during the period from and after February 4, 1996 in an aggregate amount not exceeding
         (i) $10,000,000 plus (ii) if Adjusted Cash Flow for such period is positive, 75% of Adjusted Cash Flow for such period; provided that the Company has

                  Amendment No. 8 to Letter of Credit Agreement delivered audited financial statements pursuant to Section 9.01(b) hereof for the fiscal year ending February 1, 1997."

                  I. Cash Flow. The Letter of Credit Agreement is hereby amended by adding the following section thereto immediately following
Section 9.21 thereof:

                  "9.22 Cash Flow. The Company shall not permit the Cash Flow for the following respective periods to be less than the amounts indicated below opposite the respective periods:

                        Period                               Amount
                        ------                               ------
                  From July 7, 1996
                    through August 31, 1996                 ($9,800,000)

                  From August 4, 1996
                    through October 5, 1996                 ($4,000,000)

                  From September 1, 1996
                    through November 2, 1996                ($1,100,000)

                  From October 6, 1996
                    through November 30, 1996               ($1,100,000)

                  From November 3, 1996
                    through January 4, 1997                 $6,500,000

                  From December 1, 1996
                    through February 1, 1997                $3,500,000"

                  J. Liquidity. The Letter of Credit Agreement is hereby amended by adding the following section thereto immediately following Section 9.22 thereof:

                  "9.23 Liquidity. The Company will not permit the sum of (x) the aggregate amount of cash and Cash Equivalents



                  Amendment No. 8 to Letter of Credit Agreement held by the Company and its Subsidiaries plus (y) the aggregate unused amount of the obligation of the Banks to extend credit under the Credit Agreement (by means of Loans or Letters of Credit) under the caption "Commitment" (as the same may be reduced at any time or from time to time pursuant to Section 2.04 thereto) to be less than the amounts indicated below at any time during each respective period:

                 Period                                          Amount
                 ------                                          ------
         From August 4, 1996
           through August 31, 1996                            $21,000,000

         From September 1, 1996
           through October 5, 1996                            $20,000,000

         From October 6, 1996
           through November 2, 1996                           $13,000,000

         From November 3, 1996
           through November 30, 1996                          $10,000,000

         From December 1, 1996
           through January 4, 1997                            $27,000,000

         From January 5, 1997
           through February 1, 1997                           $21,000,000"


                  K. Cash Account. The Letter of Credit Agreement is hereby amended by adding the following section thereto immediately following Section
9.23 thereof:

                  "9.24 Cash Account. The Company and its Subsidiaries shall maintain all cash and cash equivalents in deposit accounts (x) with Chase or (y) pledged to Chase pursuant to documentation satifactory in form and substance to the Chase; provided, however, that cash or cash equivalents of the Company and its Subsidiaries maintained in the accounts

                  Amendment No. 8 to Letter of Credit Agreement listed in Schedule IV hereto are excluded from this Section 9.24 in an amount consisting of the fully collected balances for each such respective account not exceeding the amounts provided in said Schedule."

                  L. Events of Default. Section 10 of the Letter of Credit Agreement is hereby amended by adding the word "or" at the end of subsection (m) thereof, and adding the following immediately following subsection (m) thereof:

                  "(n) The Company shall default in the performance of any of its obligations under Sections 9.22 through 9.24 (inclusive) hereof; or

                  (o) Any cash collateral account shall be established pursuant to the Receivables Purchase Agreement dated as of June 3, 1992 among the Company, United Retail Incorporated (formerly known as Sizes Unlimited, Inc.) and Citibank;"

                  M. Addition of Schedule VIII and Exhibit A. The Letter of Credit Agreement is hereby amended (i) by adding the words "SCHEDULE VIII" immediately following the words "SCHEDULE VII" on page iii thereof; (ii) by adding the words "EXHIBIT A" immediately following the words "SCHEDULE VIII" on page iii thereof; (iii) by adding immediately following Schedule VII attached thereto the schedule annexed hereto titled Schedule VIII and (iv) by adding immediately following Schedule VIII attached thereto the exhibit annexed hereto titled Exhibit A.

                  Section 3. Representations and Warranties. The Company represents and warrants to Chase that (i) unless otherwise indicated in Schedule 1 hereto, the representations and warranties set forth in Section 8 of the Letter of Credit Agreement are true and complete on the date hereof as if made on and as of the date hereof and as if each reference in said Section 8 to "this Agreement" included reference to this Amendment No. 8 and (ii) giving effect to this Amendment No. 8, on the date hereof no Default has occurred and is continuing.


                  Amendment No. 8 to Letter of Credit Agreement

                  Section 4. Conditions Precedent. As provided in Section 2 above, the amendments to the Letter of Credit Agreement set forth in said
Section 2 shall each become effective, as of the date hereof unless otherwise indicated in said Section 2, upon the satisfaction of the following conditions precedent:

                  A. Execution by All Parties. This Amendment No. 8 shall have been executed and delivered by each of the parties hereto.

                  B. Pledge of Securities. The Company shall have executed and delivered a Pledge and Security Agreement pledging to Chase as Agent under the Credit Agreement all of the securities maintained or thereafter held by the Company and its Subsidiaries with Chase Securities Inc. (successor in interest to Chemical Securities Inc.).

                  C. Amendment of Receivables Purchase Agreement. The Company shall have provided evidence to Chase that Citibank (South Dakota), N.A. ("Citibank") has issued a waiver in the form of Schedule 2 attached hereto with respect to the Receivables Purchase Agreement dated as of June 3, 1992 among the Company, United Retail Incorporated (formerly known as Sizes Unlimited, Inc.) and Citibank.

                  D. Documents. Chase shall have received the following documents, each of which shall be satisfactory to Chase in form and substance:

                  (1) Corporate Documents. Certified copies of the charter and by-laws (or equivalent documents) of each Obligor (or a certificate to the effect that none of such documents has been amended since the date the same have previously been delivered to Chase under the Letter of Credit Agreement or an Amendment thereto) and of all corporate authority for each Obligor (including, without limitation, board of directors resolutions and evidence of the incumbency of officers) with respect to the execution and delivery of this Amendment No. 8 and the performance of

                  Amendment No. 8 to Letter of Credit Agreement the Letter of Credit Agreement as amended hereby, and any other documents which such Obligor is to execute in connection with the transactions contemplated hereby (and that Chase may conclusively rely on such certificates until it receives notice in writing from such Person to the contrary).

                  (2) Other Documents. Such other documents as Chase or counsel to Chase may reasonably request.

                  Section 5. Miscellaneous. Except as herein provided, the Letter of Credit Agreement shall remain unchanged and in full force and effect. This Amendment No. 8 may be executed in any number of counterparts, all of which taken together shall constitute one and the same amendatory instrument and any of the parties hereto may execute this Amendment No. 8 by signing any such counterpart. This Amendment No. 8 shall be governed by, and construed in accordance with, the law of the State of New York.



                  Amendment No. 8 to Letter of Credit Agreement

                  IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 8 to be duly executed and delivered as of the day and year first above written.

                                                     UNITED RETAIL GROUP, INC.

                                                     By  /s/ Jon Grossman
                                                       -------------------------
                                                       Title: Vice President



                  Amendment No. 8 to Letter of Credit Agreement

                  Each of the Subsidiary Guarantors, by its signature below, hereby consents to the foregoing Amendment No. 8 for purposes of its Guarantee under Section 6 of the Letter of Credit Agreement and agrees that the obligations of the Company under the Letter of Credit Agreement, as amended by said Amendment No. 8, shall constitute "Guaranteed Obligations" for all purposes of said Section 6 and the Security Documents (as defined in the Letter of Credit Agreement).

                              SUBSIDIARY GUARANTORS

UNITED RETAIL HOLDING                               UNITED RETAIL INCORPORATED
  CORPORATION (formerly                                (formerly known as Sizes
  known as Sizes Unlimited                             Unlimited, Inc.)
  Holding Corporation)


By  /s/ Jon Grossmann                            By /s/ Jon Grossmann
  --------------------                              ---------------------------
  Title: Vice President                             Title: Vice President

SMART SIZE, INC.                                     UNITED RETAIL LOGISTICS
                                                     OPERATIONS INCORPORATED
                                                      (formerly known as Sizes
                                                      Unlimited Florida, Inc.)


By  /s/ Jon Grossmann                            By /s/ Jon Grossmann
  --------------------                              ---------------------------
  Title: Vice President                             Title: Vice President


UNITED DISTRIBUTION SERVICES,
INC.


By  /s/ Jon Grossmann
  --------------------
  Title: Vice President

                 Amendment No. 8 to Letter of Credit Agreement

                              SUBSIDIARY GUARANTORS

                                                   THE AVENUE, INC.

                                                   By /s/ Barry Goldin
                                                     --------------------
                                                     Title: President



                  Amendment No. 8 to Letter of Credit Agreement

                                         CHASE

                                         THE CHASE MANHATTAN BANK
                                         (as successor in interest of The
                                         Chase Manhattan Bank, N.A.),

                                         By  /s/ Carol A. Ulmer
                                           -----------------------------
                                           Title: Vice President



                  Amendment No. 8 to Letter of Credit Agreement

                                   SCHEDULE 1
                                       to
                                 Amendment No. 8
                           dated as of August 22, 1996
                                       to
                           Letter of Credit Agreement

Section 8.02(a)

                  The consolidated balance sheet of the Company and its consolidated Subsidiaries as at February 3, 1996, with the audit report thereon of Coopers & Lybrand (the "1996 Balance Sheet"), and the audited statement of income of the Company and its consolidated Subsidiaries for the fiscal year ended on such date, heretofore furnished to Chase, fairly present the financial condition of the Company and its consolidated Subsidiaries as at said date and the consolidated results of its operations for such fiscal year, all in accordance with generally accepted accounting principles. Neither the Company nor any of its Subsidiaries has as of the date hereof any material contingent liabilities, liabilities for taxes, unusual forward or long-term commitments or unrealized or anticipated losses from any unfavorable commitments, except as referred to or reflected or provided for in the 1996 Balance Sheet (or disclosed in the notes thereto). Since February 3, 1996, there has been no material adverse change in the assets, prospects, business, operations, financial condition, liabilities or capitalization of the Company and its consolidated Subsidiaries as a whole from that set forth in said audited financial statements as at said date.

Section 8.08

                  The Company is an employer of certain participants in the multiemployer District 65 Pension Plan (the "Plan").

                  The Company and certain other employers withdrew from the Plan, which takes the position that a mass withdrawal has occurred.


                  Amendment No. 8 to Letter of Credit Agreement

                  The Company has been negotiating with actuaries for the Plan and with counsel to the Plan regarding the amount of the Company's withdrawal liability.

                  The Company has received an offer from the Plan to settle its liability arising from the withdrawal from the Plan for approximately $100,000, including any exercise taxes that may be payable.





                  Amendment No. 8 to Letter of Credit Agreement

                                   SCHEDULE 2
                                       to
                                 Amendment No. 8
                           dated as of August 22, 1996
                                       to
                           Letter of Credit Agreement

                                                           ______________, 1996

George R. Remeta
Vice Chairman and CEO
United Retail Group, Inc.
365 West Passaic Street
Rochelle Park, NJ  07662

Dear Mr. Remeta:

                  Citibank (South Dakota), N.A. has reviewed United Retail Group Inc.'s (URGI) request for waiver of the Fixed Charges Covenant/Fixed Charges Ratio, set out in Section 9.12 of the Credit Plan Agreement dated April 24, 1992.

                  Citibank is willing to waive but not amend URGI's Fixed Charges Ratio until January 4, 1997. Commencing with the quarter ended August 3, 1996, URGI agrees to provide our service provider, Citicorp Retail Services, Inc. (CRS), within 14 business days of the end of the next two fiscal quarters, with actual forecast financial information, in a format similar to that enclosed with your facsimile transmission of August 6, 1996, assessing URGI's compliance with each of its financial covenants as set forth in its Agreement and specifically with the Fixed Charges Covenant as set forth in Section 9.12 of the Agreement pro forma as though it had not been waived. Citibank's waiver will be effective upon receipt of a signed copy of amendments of the Fixed Charges Ratio covenant in the Credit Agreement and Letter of Credit Agreement between URGI and The Chase Manhattan Bank in the form attached hereto.



                  Amendment No. 8 to Letter of Credit Agreement

                  Citibank trusts that this is acceptable to you. If so, please sign and return a copy of this letter indicating URGI's consent to the terms stated herein.

                                                         Sincerely,



                                                         Jock Paladino
                                                         Citibank (South Dakota)



                  Amendment No. 8 to Letter of Credit Agreement

                                       3
Agreed to and Accepted By:

UNITED RETAIL GROUP, INC.



By:
   ------------------------------
   Title:   Vice Chairman
   Date:



                  Amendment No. 8 to Letter of Credit Agreement

                                  SCHEDULE VIII

                                Excluded Accounts

Bank                     Company      Description             Maximum Amount
- ----                     -------      -----------             --------------
Mellon Bank                URI          Payroll                   $1,000
                                        Disbursement

Mellon Bank                URI          Payroll Direct            $1,000
                                        Deposit

Citibank                   URI          Employee Choice           $80,000
                                        Benefits

Mercantile Bank            URI          Disbursement Acct.        $1,000

Interchange Bank           URI          Home Office               $400,000
                                        Depository Account

Bank One                   URLO         Payroll                   $1,000
                                        Disbursement

Barclay's Bank             UR INT.      Disbursement              $100,000

PNC Bank                   AVE          Disbursement              $1,000

PNC Bank                   AVE          Custody Account           $5,000

Various                    URI          Various Local             $3,500,000
                                        Store Depository
                                        Accounts


Legend
URI: United Retail, Inc.
UR INT: United Retail International
URLO: United Retail Logistics Operations
AVE: The Avenue, Inc.



                  Amendment No. 8 to Letter of Credit Agreement

                                                                       EXHIBIT A
                           [Form of Intercompany Note]

                                 PROMISSORY NOTE

$[AMOUNT]                                                        August 22, 1996
                                                              New York, New York

                  ON DEMAND, FOR VALUE RECEIVED, [NAME OF PROMISSOR], a [Name of Jurisdiction] [corporation\limited liability company] (the "Company"), hereby promises to pay to the order of UNITED RETAIL GROUP, INC. (the "Lender"), at the principal office of The Chase Manhattan Bank in New York City, the principal sum of [AMOUNT] Dollars (or such lesser amount as shall equal the aggregate unpaid principal amount of advances or loans made by the Lender to the Company), in lawful money of the United States of America and in immediately available funds, and to pay interest on the unpaid principal amount of the loan, at such office, in like money and funds, for the period commencing on the date hereof until such loans shall be paid in full, at a rate per annum equal to [rate]%, such interest to be payable on demand (or, in the absence of demand, on the last business day of each month). Interest shall be computed on the basis of a year of 365 days or 366 days, as the case may be, and actual days elapsed.

                  The date and amount of each loan made by the Lender to the Company, and each payment made on account of the principal thereof, shall be recorded by the Lender on its books and, prior to any transfer of this Note, endorsed by the Lender on the schedule attached hereto or any continuation thereof, provided that the failure of the Lender to make any such recordation or endorsement shall not affect the obligations of the Company to make a payment when due of any amount owing hereunder in respect of the loans made by the Lender.

                  The Company may at its option pay all or any part of the principal of this Note before maturity, together with any accrued interest thereon.

                  The Company hereby promises to pay costs of collection and reasonable attorney's fees in case default is made in the payment of this Note.

                                 Promissory Note

                  This Note shall be governed by, and construed in accordance with, the law of the State of New York.

                                              [PROMISSOR]

                                                  By_________________________
                                                     Title:

Pay to the order of The Chase Manhattan Bank.

                                              UNITED RETAIL GROUP, INC.

                                                  By_________________________
                                                     Title:





                                 Promissory Note

                                SCHEDULE TO NOTE

                  This Note evidences loans made on the date hereof to the Company, in the principal amounts, subject to the payments of principal set forth below:

  Loan    Principal Amount   Interest       Maturity          Notation
  Date        of Loans       Rate           Date              Made By
  ----        --------       ----           ----              -------



                                 Promissory Note